Exhibit 10.19

FORM OF SHAREHOLDER SUPPORT AGREEMENT

This SHAREHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of [●], by and among JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan and a direct wholly-owned Subsidiary of the Company (“PubCo”), JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (the “Company”), AP Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), and each such Person listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, PubCo, the Company, SPAC and JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned Subsidiary of PubCo (“Merger Sub”) are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated and/or supplemented from time to time, the “Business Combination Agreement”) pursuant to which, among other things, (a) PubCo and the Company will implement and consummate the Pre-Merger Reorganization, upon which the Company will become a wholly-owned Subsidiary of PubCo and all Company Shareholders will, subject to the terms and conditions of the Business Combination Agreement, become holders of the PubCo Common Shares; and (b) following the Pre-Merger Reorganization, Merger Sub will merge with and into SPAC, with SPAC being the surviving entity and becoming a wholly-owned Subsidiary of PubCo;

WHEREAS, each Shareholder is, as of the date of this Agreement, the sole legal owner of such number of Company Shares set forth opposite such Shareholder’s name on Schedule A hereto (such Company Shares, together with any other Company Shares that such Shareholder may acquire after the date of this Agreement and during the term of this Agreement, including upon the exercise or settlement of the Company Options owned by such Shareholder, being collectively referred to herein as the “Subject Shares” of such Shareholder); and

WHEREAS, as a condition to its willingness to enter into the Business Combination Agreement, SPAC has requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I
Representations and Warranties of the Shareholders

Each Shareholder, severally and not jointly, hereby represents and warrants to SPAC, the Company and PubCo as follows:

1.1            Organization and Standing. If such Shareholder is not a natural person, (a) such Shareholder has been duly organized and is validly existing and in good standing under the Laws of the place of its incorporation or establishment and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; and (b) such Shareholder is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.2            Authorization; Binding Agreement. If such Shareholder is not a natural person, such Shareholder has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of such Shareholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute and deliver this Agreement, to perform his/her obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable or provisional remedies.

1.3            Governmental Approvals. No Governmental Order on the part of such Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Shareholder of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Shareholder do not and will not (a) conflict with or violate any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (b) conflict with or violate any Law or Governmental Order applicable to such Shareholder or any of its, his or her properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of such Shareholder under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contracts of such Shareholder, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5            Subject Shares. Such Shareholder is the sole legal and beneficial owner of the Company Shares set forth opposite such Shareholder’s name on Schedule A hereto, and all such Company Shares are owned by such Shareholder free and clear of all Encumbrances, other than Permitted Encumbrances and Encumbrances pursuant to this Agreement, the Organizational Documents of the Company or applicable Laws. Such Shareholder does not own legally or beneficially any Equity Securities of the Company other than the Subject Shares. Such Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement. For the avoidance of doubt, the first sentence in this Section 1.5 refers to beneficial owner of the title to the Company Shares and does not refer to “beneficial owner” of such shares as the term is used under Section 13(d) of the Exchange Act.

1.6            Business Combination Agreement. Such Shareholder understands and acknowledges that SPAC is entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Such Shareholder has received a copy of the substantially finalized Business Combination Agreement.

1.7            Adequate Information. Such Shareholder has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Shareholder acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Shareholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Shareholder are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

1.8            Restricted Securities. Such Shareholder understands that the PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) that such Shareholder may receive in connection with the Transactions may be “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, such Shareholder may be required to hold such PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) indefinitely unless (a) they are registered with the SEC and qualified by state authorities, or (b) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) shall contain a legend to such effect.

Article II
Representations and Warranties of PubCo

PubCo hereby represents and warrants to SPAC, the Company and each Shareholder as follows:

2.1            Organization and Standing. PubCo is a Japanese corporation (kabushiki kaisha) duly incorporated, validly existing and in good standing under the Laws of Japan. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2            Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of PubCo and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable or provisional remedies.

2.3            Governmental Approvals. No Governmental Order on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of Organizational Documents of PubCo, (b) conflict with or violate any Law or Governmental Order applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contracts of PubCo, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article III
Representations and Warranties of the Company

The Company hereby represents and warrants to SPAC, PubCo and each Shareholder as follows:

3.1            Organization and Standing. The Company is Japanese corporation (kabushiki kaisha) duly incorporated, validly existing and in good standing under the Laws of Japan. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2            Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and, other than the Company Shareholders’ Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable or provisional remedies.

3.3            Governmental Approvals. No Governmental Order on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4            Non-Contravention. Subject to obtaining the Company Shareholders’ Approval, the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law or Governmental Order applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contracts of the Company, except for (A) any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby; and (B) certain notifications or consent requirements under the relevant Investment Agreements.

Article IV
Representations and Warranties of SPAC

SPAC hereby represents and warrants to PubCo, the Company and each Shareholder as follows:

4.1            Organization and Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2            Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of SPAC and, other than the SPAC Shareholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3            Governmental Approvals. No Governmental Order on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC do not and will not (a) conflict with or violate any provision of the SPAC Charter, (b) conflict with or violate any Law or Governmental Order applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contracts of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article V
Agreement to Vote; Certain Other Covenants of the Shareholders

Each Shareholder, severally and not jointly, covenants and agrees with SPAC, PubCo and the Company during the term of this Agreement as follows:

5.1            Agreement to Vote.

(a)            In Favor of Pre-Merger Reorganization and the Company Shareholders’ Approval. At any meeting of the shareholders of the Company called to seek the Company Shareholders’ Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the Company Shareholders or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Transaction Documents, the Pre-Merger Reorganization or any other Transaction is sought, such Shareholder shall (i) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by written consent, if applicable) the Subject Shares in favor of granting the Company Shareholders’ Approval or, if there are insufficient votes in favor of granting the Company Shareholders’ Approval, in favor of the adjournment or postponement of such meeting of the shareholders of the Company to a later date.

(b)            Against Other Transactions. At any meeting of shareholders of the Company or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which such Shareholder’s vote, consent or other approval is sought, such Shareholder shall:

(i)            if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum; and

(ii)            vote (or cause to be voted) the Subject Shares (including by proxy, and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement, the Pre-Merger Reorganization and the Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any Equity Securities of the Company or any of its Subsidiaries or any successor entity of the Company or such Subsidiary (other than any such transaction permitted under the Business Combination Agreement), (ii) any Company Acquisition Proposal, and (iii) any amendment of Organizational Documents of the Company or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Pre-Merger Reorganization, the Merger, or any other Transaction.

5.2            No Transfer.

(a)            Other than (a) pursuant to this Agreement or (b) upon the prior written consent of the Company and SPAC, from the date of this Agreement until the date of termination of this Agreement, such Shareholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contracts, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than pursuant to the Pre-Merger Reorganization; (ii) grant any proxies (other than a proxy granted to a representative of such Shareholder to attend and vote at a shareholders meeting which is voted in accordance with this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares; (iii) take any action that would make any representation or warranty of such Shareholder herein (disregarding any qualifications and exceptions contained therein relating to materiality, “material”, “material adverse” or any similar qualification or exception) untrue or incorrect in any material respect, or have the effect of preventing or disabling such Shareholder from performing its obligations hereunder; or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contracts that would reasonably be expected to make any of its representations or warranties contained herein (disregarding any qualifications and exceptions contained therein relating to materiality, “material”, “material adverse” or any similar qualification or exception) untrue or incorrect in any material respect or would have the effect of preventing or delaying such Shareholder from performing any of its obligations hereunder.

(b)            Notwithstanding the foregoing, no Shareholder shall be restricted from any of the following (collectively, “Permitted Transfers”):

(i)            Transfers to a partnership, limited liability company or other entity of which such Shareholder is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(ii)            Transfers (A) by gift to any of such Shareholder’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and the lineal descendant (including by adoption) of any of the foregoing persons (“Immediate Family Members”); (B) to a family trust, established for the exclusive benefit of such Shareholder or any of such Shareholder’s Immediate Family Members for estate planning purposes; (C) by virtue of laws of descent and distribution, including, but not limited to the Civil Code of Japan (Act No. 89 of 1896, as amended), upon death of such Shareholder; or (D) pursuant to a qualified domestic relations order;

(iii)            if such Shareholder is not a natural person, Transfers (A) to another Person that is an Affiliate of the Shareholder, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the Shareholder or its Affiliates or who shares a common investment advisor with the Shareholder; or (B) as part of a distribution to members, partners or shareholders of the Shareholder via dividend or share repurchase; and

(iv)            if such Shareholder is not a natural person, Transfers by virtue of the Laws of the place of the Shareholder’s incorporation or establishment and the Shareholder’s Organizational Documents upon dissolution of the Shareholder;

provided, however, that as a condition precedent to any such Permitted Transfer, each permitted transferee shall enter into a written agreement in substantially the same form as this Agreement agreeing to be bound by the terms and conditions of this Agreement applicable to the Shareholder conducting such Permitted Transfer (including Section 5.1).

(c)            Any action attempted to be taken in violation of this Section 5.2 will be null and void. Such Shareholder agrees with, and covenants to, SPAC, PubCo and the Company that such Shareholder shall not request that the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares in violation of this Section 5.2.

5.3            New Shares. In the event that prior to the Share Exchange Effective Time (i) any Company Shares or other Equity Securities of the Company are issued or otherwise distributed to a Shareholder pursuant to any share dividend or distribution, or any change in any of the Company Shares or other share capital of the Company by reason of any share split-up, subdivision, recapitalization, combination, reverse share split, consolidation, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any Company Shares after the date of this Agreement, including upon the exercise or settlement of any Company Options, or (iii) a Shareholder acquires the right to vote or share in the voting of any Company Shares after the date of this Agreement (collectively, the “New Securities”), the term “Subject Shares” shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

5.4            Waiver of Appraisal Rights. Each Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any appraisal rights under Article 785 of the Japan Act and any other similar statute in connection with the Business Combination Agreement, any other Transaction Documents and the Transactions, including the Pre-Merger Reorganization. Such Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any notification, veto, consent or other similar rights under the Investment Agreement to which such Shareholder is a party in connection with the Business Combination Agreement, any other Transaction Documents and the Transactions, including the Pre-Merger Reorganization.

Article VI
Additional Agreements of the Parties

6.1            Investment Agreements.

(a)            Each of the Shareholders, severally and not jointly, and the Company hereby agree that, from the date hereof until the earlier of (i) termination of this Agreement and (ii) termination of the Investment Agreement to which such Shareholder is a party pursuant to its terms, effective as of the Share Exchange Effective Time, none of them shall, or shall agree to, amend, modify or vary the Investment Agreement to which such Shareholder is a party.

(b)            Each of the Shareholders, severally and not jointly, and the Company hereby agree that, in accordance with the terms thereof, (i) the Investment Agreement to which such Shareholder is a party, (ii) any rights of such Shareholder under such Investment Agreement and (iii) any rights under any other agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to the Company Shareholders shall be terminated effective as of the Share Exchange Effective Time and thereupon shall be of no further force or effect, without any further action on the part of any of the Shareholders or the Company, neither the Company, the Shareholders, nor any of their respective Affiliates or Subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and each Shareholder and the Company hereby release in full any and all claims with respect thereto with effect on and from the Share Exchange Effective Time.

6.2            Termination. This Agreement shall terminate automatically upon the earliest of (i) the Share Exchange Effective Time (provided, however, that upon such termination, Section 5.4, this Section 6.2, Section 6.3 and Article VII shall survive indefinitely), (ii) the termination of the Business Combination Agreement in accordance with its terms and (iii) the mutual agreement of the parties hereto, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

6.3            Additional Matters. Each Shareholder, severally and not jointly, shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, authorizations, approvals, resolutions, documents and other instruments as SPAC, the Company or PubCo may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents, including the Pre-Merger Reorganization and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Japan Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Pre-Merger Reorganization, the Merger or any other Transaction.

6.4            Binding Effect of the Business Combination Agreement. During the period commencing on the date hereof and ending at the termination of this Agreement, each Shareholder shall be bound by and comply with Section 7.3 (Acquisition Proposals and Alternative Transactions) of the Business Combination Agreement (and any relevant definitions contained therein) as if such Shareholder were an original signatory to the Business Combination Agreement with respect to such provision.

Article VII
General Provisions

7.1            Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section 12.3 (Notice) of the Business Combination Agreement and to each Shareholder at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

7.2            Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Japan. The Tokyo District Court shall have exclusive jurisdiction as the court of first instance for the resolution of any Action or dispute arising out of, or relating in any way to, this Agreement.

7.3            Miscellaneous. The provisions of Section 1.2 (Construction) and Article XII (Miscellaneous) of the Business Combination Agreement (except for Section 12.7 (Governing Law) and Section 12.8 (Consent to Jurisdiction)) are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

JEPLAN, INC.

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written.

EXECUTED AND DELIVERED for and on behalf of:

AP ACQUISITION CORP

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

JEPLAN HOLDINGS, INC.

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

[●]

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above.

EXECUTED AND DELIVERED for and on behalf of:

[●]

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholder Support Agreement]

SCHEDULE A

PARTICULARS OF SHAREHOLDERS AND SUBJECT SHARES

No.	Name of Shareholder	Number of Shares	Address
1	[●]	[●]	[●]

Schedule A